CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                 EXHIBIT 10.32

      SECOND AMENDMENT TO THE RESEARCH, DEVELOPMENT AND MARKETING
      COLLABORATION AGREEMENT BETWEEN ONYX PHARMACEUTICALS, INC.,
      A DELAWARE CORPORATION ("ONYX"), AND WARNER-LAMBERT COMPANY,
                   A DELAWARE CORPORATION ("WARNER").


         THIS SECOND AMENDMENT ("Second Amendment") to the RESEARCH, DEVELOPMENT AND MARKETING COLLABORATION AGREEMENT ("Agreement"), having an effective date of July 31, 1997, between Onyx and Warner, which Agreement was first amended on August 2, 1999 to extend its term one year, is entered into and made effective March 1, 2000. Onyx and Warner may be referred to herein individually as "Party," or collectively, as the "Parties."

                                    RECITALS

         WHEREAS, Onyx and Warner desire to amend the Agreement to modify the scope, personnel, resources, term and research funding.

         NOW, THEREFORE, in consideration of the covenants contained in this Second Amendment the Parties hereby agree as follows:

          1. Section 2.1, Undertaking and Scope, is amended to delete only the fourth (4th) sentence, and replace it with the following:

                  Onyx agrees to use its best efforts at its cost [ * ] to supply protein required to run screening assays relating to biochemical targets, which targets were identified and transferred to Warner prior to the Effective Date of this amendment.

          2. Section 2.2, Personnel and Resources, is amended to delete only the second (2nd) sentence, and replace it with the following:

                  From the effective date of the Agreement until March 1, 2000 Warner and Onyx will each maintain at their cost an average of [ * ] full-time equivalents ("FTEs") devoted to cooperative work under the Research Plan. Starting March 1, 2000 until the end of the Term of the Research Collaboration, the number of FTEs that Onyx shall devote to the cooperative work shall be reduced to [ * ]. The number of FTEs may, however, be increased up to [ * ] by the Research Management Committee provided there is a concomitant reduction in the number of FTEs that



                                       1.
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                  are working on the Amended and Restated Research, Development and Marketing Collaboration Agreement pertaining to the Cell Cycle ("Cell Cycle Agreement"), dated May 2, 1995.

          3. Section 2.3, Term of the Research Collaboration, is hereby deleted in its entirety and replaced by the following:

                  2.3 Research Term. Work under the Research Plan will commence as of July 31, 1997 and, unless terminated earlier by either party pursuant to the terms of this Agreement or extended by mutual agreement of the Parties, will terminate on August 31, 2001.

          4. Section 8.2, Research Funding is amended to extend the payment schedule as follows:

                  July 1, 2000 [ * ]
                  Oct 1, 2000  [ * ]
                  Jan 1, 2001  [ * ]
                  Apr 1, 2001  [ * ]
                  July 1, 2001 [ * ]

          5. Except as otherwise specifically set forth herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

ONYX PHARMACEUTICALS, INC.                   WARNER-LAMBERT COMPANY

By:     /s/ Hollings C. Renton               By:     /s/ Peter B. Corr
       --------------------------                   --------------------------
Name:   Hollings C. Renton                   Name:   Peter B. Corr, Ph.D.
       --------------------------                   --------------------------
Title:  President & CEO                      Title:  Corporate Vice-President,
       --------------------------                   --------------------------
                                                      Warner-Lambert Company
                                                      President, Parke-Davis
                                                      Pharmaceutical Research
                                                      & Development




[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                       2.